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                                                                 EXHIBIT 10.59


                      AGREEMENT TO FORM LIMITED PARTNERSHIP

      AGREEMENT, dated September 30, 1997 (the "Agreement"), by and among WESTERN PCS I IOWA CORPORATION, a Delaware corporation having its principal office at 2001 NW Sammamish Road, Issaquah, Washington 98027 ("WWC"), INS WIRELESS, INC., an Iowa corporation having its principal office at 4201 Corporate Drive, West Des Moines, Iowa 50266 ("INS") (WWC and INS shall be referred to herein sometimes individually as a "Partner" and collectively as the "Partners"), WESTERN PCS I CORPORATION, a Delaware corporation having its principal office at 2001 N.W. Sammamish Road, Issaquah, Washington 98027 ("WWC Parent") and IOWA NETWORK SERVICES, INC., an Iowa corporation having its principal office at 4201 Corporate Drive, West Des Moines, Iowa 50266 ("INS Parent").

                              W I T N E S S E T H:

      WHEREAS, the parties hereto desire to form a limited partnership to build and operate a PCS network covering certain major metropolitan areas in Iowa and to build and operate a PCS network along the major interstate and state highways linking such areas (all of which activities shall be referred to herein as the "Business"); and

      WHEREAS, the parties hereto desire that such limited partnership be formed as soon as practicable; and

      WHEREAS, the parties hereto desire to state their respective rights and obligations with respect to the limited partnership.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants, conditions and promises hereinafter set forth, the parties hereby agree as follows:

                                    ARTICLE 1

                        FORMATION OF LIMITED PARTNERSHIP;
                                  APPROVAL DATE

      1.1 Formation of Limited Partnership. Subject to the terms and conditions hereof and in reliance upon the representations, warranties, covenants and agreements herein contained, within ten (10) Business Days (as hereinafter defined) after the date hereof, WWC and INS will (a) form a Delaware limited partnership to be named "Iowa Wireless Services, L.P." (the "Partnership"), in accordance with the Revised Uniform Limited Partnership Act of the State of Delaware (the "Act") and in that regard will file with the Secretary of State of the State of Delaware a Certificate of Limited Partnership in substantially the form of Exhibit 1.1(a) attached hereto, and (b) enter into a limited partnership agreement in the form attached hereto as Exhibit 1.1(b) (the "Partnership Agreement") governing the Partnership. As more particularly set forth in the Partnership Agreement, and subject to the conditions set forth herein, within ten (10) Business Days after the Approval Date (as hereinafter defined) the Partners are required to make certain Required Capital Contributions (as such term is defined in the Partnership Agreement) to


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the Partnership. The date on which such initial Required Capital Contributions are made to the Partnership shall be referred to herein as the "Closing Date."

      1.2 Approval Date. The "Approval Date" shall be the day on which all Federal Communications Commission ("FCC") and state regulatory approvals (if any) necessary in order to consummate lawfully the transactions contemplated hereby have been received and shall have become Final Orders (as hereinafter defined) (such FCC and state regulatory approvals shall be hereinafter referred to as the "Regulatory Approvals"). As used herein the term "Business Day" shall mean any day other than a Saturday, Sunday or a legal holiday in New York, New York or in Seattle, Washington, or any other day on which commercial banks are authorized by law or governmental decree to close. "Final Order" means an action or decision as to which: (i) no request for a stay is pending, no stay is in effect, and any deadline for filing such request that may be designated by statute or regulation has passed; (ii) no petition for rehearing or reconsideration or application for review is pending and the time for filing any such petition or application has passed; (iii) the FCC, public utility commission or public service commission (or comparable bodies exercising jurisdiction over the parties) does not have the action or decision under reconsideration on its own motion and the time for initiating such reconsideration has passed; and (iv) no appeal is pending or in effect and any deadline for filing any such appeal that may be designated by statute or rule has passed.

                                    ARTICLE 2

                            COVENANTS AND AGREEMENTS

      2.1 Governmental Filings. Each of INS, INS Parent, WWC and WWC Parent covenant and agree from and after the execution and delivery of this Agreement to and including the Closing Date as follows:

            (a) It is understood that the consummation of the transactions contemplated hereby is subject to prior approval of the FCC and may be subject to the prior approval of one or more state regulatory commissions. The parties shall use their best efforts to file with the FCC and any relevant state agency or agencies, as soon as practicable following the date hereof and in no event later than thirty (30) Business Days from the date hereof, a joint application requesting the approval of the FCC and, if applicable, the relevant state agency or agencies, to the transactions contemplated hereby and by the Partnership Agreement. Each of the parties hereto shall diligently take or cooperate in the taking of all steps which are necessary or appropriate to expedite the prosecution and favorable consideration of such applications. The parties covenant and agree to undertake all actions reasonably requested by the FCC or any other regulatory authority and to file such material as shall be necessary or required to obtain any necessary waivers or other authority from the FCC or such state agency or agencies in connection with the foregoing applications.

            (b) Within thirty (30) Business Days after the date of execution hereof, WWC


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and INS shall file, or cause to be filed any and all reports or notifications which are required to be filed under any Federal law or administrative regulations.

      2.2 Covenants of INS and INS Parent. Each of INS and INS Parent, jointly and severally, covenants and agrees from and after the execution and delivery of this Agreement, which covenants shall survive the Closing Date, as follows:

            (a) Consummate Transactions. Each of INS and INS Parent shall use all commercially reasonable efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, use all commercially reasonable efforts to obtain all necessary approvals, consents, permits, licenses and other authorizations required in connection with this Agreement and the transactions contemplated hereby of third parties including all governmental authorities and agencies such as the FCC and any state public utilities or public service commission, and to make all filings with and give all notices to third parties which may be necessary or reasonably required of INS or INS Parent in order to consummate the transactions contemplated hereby.

            (b) Approvals, Consents. Each of INS and INS Parent shall obtain and maintain in full force and effect all approvals, consents, permits, licenses and other authorizations from all appropriate Federal, state and local governmental agencies or authorities necessary or required for the consummation of the transactions contemplated hereby. The parties shall consult with one another as to the general approach to be taken with any governmental authority or agency with respect to obtaining any necessary consent of such governmental agency or authority to the transactions contemplated hereby, and each of the parties shall keep each other party reasonably informed as to the status of any such communications with any governmental authority or agency. Neither INS nor INS Parent shall, with respect to the Business or the assets used or to be used in connection with the Business, make any material commitments (other than those typical in the wireless telephone industry) relating to any approval, consent, permit or license to any governmental authority or agency without the prior written consent of WWC and WWC Parent.

            (c) RTFC Loan. INS Parent has filed an application and all other necessary documents, and each of INS and INS Parent agrees to diligently pursue and use its best efforts, to obtain a loan in the principal amount of $20,000,000 from the Rural Telephone Finance Cooperative (the "RTFC") on rates, terms and conditions prevailing at the time of the application.

            (d) Notice of Claims. Each of INS and INS Parent shall give written notice to WWC and WWC Parent promptly upon the commencement of any action, investigation, arbitration or proceeding (including any proceeding before any governmental agency), or promptly upon obtaining knowledge of any facts giving rise to a threat of any such action, investigation, arbitration or proceeding, which would, if adversely determined, materially and adversely affect (i) the ability of any of the parties hereto to consummate the transactions contemplated hereby or (ii) the business, prospects or financial condition of the Business or the


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assets to be used in connection with the operation of the Business.

            (e) Certain Actions. Neither INS nor INS Parent shall take any action or refrain from taking any action which would materially interfere with or preclude the consummation of the transactions contemplated by this Agreement, result in any of the representations and warranties of any party hereto contained herein being incorrect or incomplete in any material respect, or result in any of the conditions to any party's obligations to consummate the transactions contemplated by this Agreement as set forth in Section 4.1 hereof being unsatisfied in accordance with the terms hereof.

            (f) Notice of Breaches. Each of INS and INS Parent shall, promptly after obtaining knowledge of the occurrence of, or the impending or threatened occurrence of, any event which would cause or constitute a breach of any warranties, representations, covenants or agreements of INS or INS Parent, give notice in writing to WWC and WWC Parent of such event or occurrence or impending or threatened event or occurrence and use its diligent efforts to prevent or promptly to remedy such breach.

            (g) Notification of Change. Each of INS and INS Parent shall advise WWC and WWC Parent promptly in writing of (i) any event, condition or state of facts, including any action, suit or proceeding, which has had or would have a material adverse effect on the business or financial condition of INS, INS Parent or the Partnership, on the Business, on the assets used or to be used in connection with the operation of the Business or on the transactions contemplated by this Agreement or (ii) the commencement of any action, suit or proceeding which seeks to enjoin the consummation of the transactions contemplated hereby.

      2.3 Covenants of WWC and WWC Parent. Each of WWC and WWC Parent, jointly and severally, covenants and agrees from and after the execution and delivery of this Agreement, which covenants shall survive the Closing Date, as follows:

            (a) Consummate Transactions. Each of WWC and WWC Parent shall use all commercially reasonable efforts to cause the transactions contemplated by this Agreement to be consummated in accordance with the terms hereof, and, without limiting the generality of the foregoing, use all commercially reasonable efforts to obtain all necessary approvals, consents, permits, licenses and other authorizations required in connection with this Agreement and the transactions contemplated hereby of third parties including all governmental authorities and agencies such as the FCC and any state public utilities or public service commission, and to make all filings with and give all notices to third parties which may be necessary or reasonably required of WWC or WWC Parent in order to consummate the transactions contemplated hereby.

            (b) Approvals, Consents. Each of WWC and WWC Parent shall obtain and maintain in full force and effect all approvals, consents, permits, licenses and other authorizations from all appropriate Federal, state and local governmental agencies or authorities necessary or required for the consummation of the transactions contemplated hereby. The parties


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shall consult with one another as to the general approach to be taken with any governmental authority or agency with respect to obtaining any necessary consent of such governmental agency or authority to the transactions contemplated hereby, and each of the parties shall keep each other party reasonably informed as to the status of any such communications with any governmental authority or agency. Neither WWC nor WWC Parent shall, with respect to the Business or the assets used or to be used in connection with the Business, make any material commitments (other than those typical in the wireless telephone industry) relating to any approval, consent, permit or license to any governmental authority or agency without the prior written consent of INS and INS Parent.

            (c) Notice of Claims. Each of WWC and WWC Parent shall give written notice to INS and INS Parent promptly upon the commencement of any action, investigation, arbitration or proceeding (including any proceeding before any governmental agency), or promptly upon obtaining knowledge of any facts giving rise to a threat of any such action, investigation, arbitration or proceeding, which would, if adversely determined, materially and adversely affect (i) the ability of any of the parties hereto to consummate the transactions contemplated hereby or (ii) the business, prospects or financial condition of the Business or the assets to be used in connection with the operation of the Business.

            (d) Certain Actions. Neither WWC nor WWC Parent shall take any action or refrain from taking any action which would materially interfere with or preclude the consummation of the transactions contemplated by this Agreement, result in any of the representations and warranties of any party hereto contained herein being incorrect or incomplete in any material respect, or result in any of the conditions to any party's obligations to consummate the transactions contemplated by this Agreement as set forth in Section 4.2 hereof being unsatisfied in accordance with the terms hereof.

            (e) Notice of Breaches. Each of WWC and WWC Parent shall, promptly after obtaining knowledge of the occurrence of, or the impending or threatened occurrence of, any event which would cause or constitute a breach of any warranties, representations, covenants or agreements of WWC or WWC Parent, give notice in writing to INS and INS Parent of such event or occurrence or impending or threatened event or occurrence and use its diligent efforts to prevent or promptly to remedy such breach.

            (f) Notification of Change. Each of WWC and WWC Parent shall advise INS and INS Parent promptly in writing of (i) any event, condition or state of facts, including any action, suit or proceeding, which has had or would have a material adverse effect on the business or financial condition of WWC, WWC Parent or the Partnership, on the Business, on the assets used or to be used in connection with the operation of the Business or on the transactions contemplated by this Agreement or (ii) the commencement of any action, suit or proceeding which seeks to enjoin the consummation of the transactions contemplated hereby.

            (g) Repayment of Loans to Partnership. Pursuant to Section 3.5(b) of the


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Partnership Agreement, INS shall make non-interest-bearing loans (the "Funding
Loans") in an aggregate amount of up to $500,000 to operate the Partnership prior to the Closing Date, in accordance with the terms of the Partnership Agreement. In the event WWC fails, in breach of its obligations hereunder, to make its Required Capital Contribution pursuant to Section 3.1(a) of the Partnership Agreement, and as a consequence of such failure the Partnership is terminated, WWC shall pay INS cash in the amount of 38% of (i) the outstanding principal amount of the Funding Loans minus (ii) the amount of cash and the fair market value of other assets held by the Partnership at the time of its termination. In no event shall WWC's payment to INS pursuant to the terms of this Section 2.3(g) exceed $190,000. Neither WWC nor WWC Parent, nor any of their Affiliates, shall have any other obligation to the Partnership or to INS with respect to the Funding Loans.

      2.4 F Block Build-out. INS Parent has advised WWC and WWC Parent that it is anticipated that Iowa L.P. 136 will transfer to INS Parent the F Block PCS licenses for BTA 105, Davenport, Iowa -Moline, Illinois, BTA 205, Iowa City, Iowa and BTA 70, Cedar Rapids, Iowa (the "Iowa 136 Licenses"). INS Parent anticipates that, if and when the Iowa 136 Licenses are transferred to INS Parent, the PCS Networks (as such term is defined in the Partnership Agreement) may also be used by INS Parent (without any obligation of the Partnership to modify, redesign or expand the PCS Networks or expend any costs therefor) to satisfy a portion of INS Parent's build-out requirements relating to the Iowa 136 Licenses. If the PCS Networks as constructed cover a geographic area that could also satisfy a portion of the build-out requirements of the Iowa 136 Licenses (without any obligation of the Partnership to modify, redesign or expand the PCS Networks or expend any costs therefor), then the parties agree to permit INS Parent to utilize the PCS Networks for the limited purpose of satisfying such portion of the build-out requirements relating to the Iowa 136 Licenses; provided, however, that (a) the Partnership shall not be required to revise its system design, expand or improve the PCS Networks or otherwise have any obligation in connection with such satisfaction of such portion of the build-out requirements of the Iowa 136 Licenses; (b) the Partnership shall not be required to expend any additional amounts or incur any additional liabilities as a result of such satisfaction of such portion of the build-out requirements of the Iowa 136 Licenses; (c) neither INS nor INS Parent shall share in any of the revenues of the Partnership or have any additional rights under this Agreement or the Partnership Agreement as a result of such satisfaction of such portion of the build-out requirements of the Iowa 136 Licenses beyond those revenues and rights to which it would otherwise by entitled under this Agreement and the Partnership Agreement; (d) WWC and WWC Parent shall have received a satisfactory opinion of counsel to the effect that such satisfaction of such portion of the build-out requirements of the Iowa 136 Licenses shall not have any material adverse effect on the Partnership or its licenses or on WWC, WWC Parent and their respective Affiliates (as hereinafter defined) or shareholders or equity owners or any of their respective licenses or businesses, nor will such satisfaction of such portion of the build-out requirements of the Iowa 136 Licenses impose any additional obligations, liabilities or restrictions upon the Partnership or its licenses or on WWC, WWC Parent, their respective Affiliates or shareholders or equity owners or any of their respective licenses or businesses; (e) the terms and conditions of any switch-sharing, frequency sharing or other similar arrangements


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shall be on arms-length terms and conditions and shall be subject to approval by
WWC and WWC Parent; (f) INS and INS Parent shall, jointly and severally, agree to indemnify and hold harmless the Partnership, WWC, WWC Parent and their respective Affiliates from and against any and all additional costs or liabilities arising as a result of the use by INS Parent of the PCS Networks to satisfy such portion of the build-out requirements of the Iowa 136 Licenses; and
(g) such utilization of the PCS Networks by INS Parent shall not in any way interfere with or adversely affect the services provided by the PCS Networks to the Partnership's subscribers and other customers. Any waiver, amendment or deviation from the terms of this Section 2.4 shall be subject to approval by WWC and WWC Parent. Notwithstanding the foregoing, if INS or INS Parent requests the Partnership to make any reasonable modifications or expansions to the PCS Networks so that INS Parent may use the PCS Networks to satisfy a portion of the build out requirements of the Iowa 136 Licenses and INS and INS Parent jointly and severally agree to be directly responsible for all costs of such modifications or expansions, and if, in the reasonable judgment of WWC Parent and the Partnership, such modifications or expansions will not affect the services provided by the PCS Networks to the Partnership's subscribers and other customers, and will not expose the Partnership, or its Partners, to additional liabilities, then the Partnership shall permit such modifications or expansions at the sole cost and expense of INS and INS Parent.

      2.5 Retained Spectrum Build-out. WWC Parent has advised INS and INS Parent that WWC Parent anticipates that the PCS Networks may also be used by WWC Parent (without any obligation of the Partnership to modify, redesign or expand the PCS Networks or expend any costs therefor) to satisfy a portion of WWC Parent's build-out requirements relating to the PCS spectrum retained by WWC Parent in the Territory (as defined in the Partnership Agreement) and in the Des Moines BTA and not being contributed to the Partnership (the "Retained Spectrum"). If the PCS Networks as constructed cover a geographic area that could also satisfy a portion of the build-out requirements of the Retained Spectrum (without requiring any modification, redesign or expansion of the PCS Networks), then the parties agree to permit WWC Parent to utilize the PCS Networks for the limited purpose of satisfying such portion of the build-out requirements relating to the Retained Spectrum; provided, however, that (a) the Partnership shall not be required to revise its system design, expand or improve the PCS Networks or otherwise have any obligation in connection with such satisfaction of such portion of the build-out requirements of the Retained Spectrum; (b) the Partnership shall not be required to expend any additional amounts or incur any additional liabilities as a result of such satisfaction of such portion of the build-out requirements of the Retained Spectrum; (c) Neither WWC nor WWC Parent shall share in any of the revenues of the Partnership or have any additional rights under this Agreement or the Partnership Agreement as a result of such satisfaction of such portion of the build-out requirements of the Retained Spectrum beyond those to which it would otherwise be entitled under this Agreement and the Partnership Agreement; (d) INS and INS Parent shall have received a satisfactory opinion of counsel to the effect that such satisfaction of such portion of the build-out requirements of the Retained Spectrum shall not have any material adverse effect on the Partnership or its licenses or on INS, INS Parent or their respective Affiliates or shareholders or equity owners or any of their respective licenses or businesses, nor will such


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satisfaction of such portion of the build-out requirements of the Retained
Spectrum impose any additional obligations, liabilities or restrictions upon the Partnership or its licenses or on INS, INS Parent and their respective Affiliates or shareholders or equity owners or any of their respective licenses or businesses; (e) the terms and conditions of any switch-sharing, frequency sharing or other similar arrangements shall be on arms-length terms and conditions and shall be subject to approval by INS and INS Parent; (f) WWC and WWC Parent shall, jointly and severally, agree to indemnify and hold harmless the Partnership, INS, INS Parent and their respective Affiliates from and against any and all additional costs or liabilities arising as a result of the use by WWC Parent of the PCS Networks to satisfy such portion of the build-out requirements of the Retained Spectrum; and (g) such utilization of the PCS Networks by WWC Parent shall not in any way interfere with or adversely affect the services provided by the PCS Networks to the Partnership's subscribers and other customers. Any waiver, amendment or deviation from the terms of this
Section 2.5 shall be subject to approval by INS and its Parent. Notwithstanding the foregoing, if WWC or WWC Parent requests the Partnership to make any reasonable modifications or expansions to the PCS Networks so that WWC Parent may use the PCS Networks to satisfy a portion of the build out requirements of the Retained Spectrum and WWC and WWC Parent jointly and severally agree to be directly responsible for all costs of such modifications or expansions, and if, in the reasonable judgment of INS Parent and the Partnership, such modifications or expansions will not affect the services provided by the PCS Networks to the Partnership's subscribers and other customers, and will not expose the Partnership, or its Partners, to additional liabilities, then the Partnership shall permit such modifications or expansions at the sole cost and expense of WWC and WWC Parent.


                                    ARTICLE 3

                         REPRESENTATIONS AND WARRANTIES

      3.1 Representations and Warranties of INS and INS Parent. INS and INS Parent, jointly and severally, represent and warrant to WWC and WWC Parent, which representations and warranties shall survive the execution and delivery of this Agreement, the Closing Date and the consummation of the transactions herein contemplated, as follows:

            (a) Due Incorporation. Each of INS and INS Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Iowa. Each of INS and INS Parent has all requisite power and authority to own, operate and lease its property and to carry on its business as now conducted. Each of INS and INS Parent is duly qualified to do business and is in good standing in all states where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on either INS or INS Parent, its financial condition or business, or the transactions contemplated hereby.

            (b) Power and Authority; No Violation. Each of INS and INS Parent has full


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
power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of each of INS and INS Parent and this Agreement constitutes a legal, valid and binding obligation of each of INS and INS Parent enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Except as described on Exhibit 3.1(b) attached hereto, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by either INS or INS Parent will, with or without the giving of notice or the passage of time, or both (i) conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any lien, claims, security interest or other encumbrance of any nature whatsoever ("Lien"), pursuant to (A) any provision of the certificate of incorporation, by-laws or other constituent documents of INS or INS Parent; (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which either INS or INS Parent is a party or by which it or its properties are bound or affected; or (C) any law, order, judgment, ordinance, rule, regulation or decree to which either INS or INS Parent is a party or by which it or its property is bound or affected; or (ii) give rise to any right of first refusal or similar right with respect to any interest in, or any properties or assets of, INS or INS Parent. Except as described on Exhibit 3.1(b) attached hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with any governmental or regulatory authority or agency or third party is required to be obtained or made by INS or INS Parent in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby in order to (A) render this Agreement and the transactions contemplated hereby valid and effective and (B) enable INS and INS Parent to consummate the transactions contemplated hereby.

            (c) Legal Matters. There is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, writ, injunction, decree or judgment, in progress or pending, or to the knowledge of INS or INS Parent threatened, against or relating to INS, INS Parent or the Business or the assets used or to be used in connection with the operation of the Business, nor does INS or INS Parent know or have reason to be aware of any basis for the same, which would individually or in the aggregate have a material adverse effect on (i) INS, INS Parent or the Business or the assets used or to be used in connection with the operation of the Business or the ability of the parties hereto to consummate the transactions described herein, (ii) the business or financial condition of INS or INS Parent, or (iii) the transactions contemplated by this Agreement. There is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which would individually or in the aggregate have a material adverse effect on INS's or INS Parent's obligations hereunder or the transactions contemplated by this Agreement other than orders or decrees involving the wireless telephone industry in general.

            (d) Compliance with Laws. INS and INS Parent are in compliance with all


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
applicable laws, regulations and administrative orders of the United States and the states in which INS or INS Parent transacts business (including all applicable rules and regulations of the FCC, any state public utilities or public service commission, and any other Federal or state governmental agency or instrumentality exercising jurisdiction over INS, INS Parent or their respective properties or businesses), and of each municipality, county or subdivision of any thereof, to which any of its businesses or any of its properties may be subject, the non-compliance with which would have a material adverse effect upon the transactions contemplated hereby. Certification as to compliance with certain specific FCC requirements is contained in Exhibit 3.1(d) attached hereto.

            (e) Financial Ability. INS expects to have, and INS Parent shall cause INS to have, and at all times after the Approval Date until payment in full of its Required Capital Contributions (as defined in the Partnership Agreement) to the Partnership, to continue to have, the financial ability to make its full capital contribution to the Partnership as set forth in the Partnership Agreement, subject to approval of its loan application to the RTFC.

            (f) Truth and Correctness. No representation or warranty by INS or INS Parent herein, nor any written statement or certificate or other instrument furnished to WWC or WWC Parent by INS or INS Parent pursuant hereto or in connection with the transactions contemplated hereby, including the Exhibits attached hereto, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.

      3.2 Representations and Warranties of WWC and WWC Parent. WWC and WWC Parent, jointly and severally, represent and warrant to INS and INS Parent, which representations and warranties shall survive the execution and delivery of this Agreement, the Closing Date and the consummation of the transactions herein contemplated, as follows:

            (a) Due Incorporation. Each of WWC and WWC Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Each of WWC and WWC Parent has all requisite power and authority to own, operate and lease its property and to carry on its business as now conducted. Each of WWC and WWC Parent is duly qualified to do business and is in good standing in all states where the conduct of its business or the ownership of its properties makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect on either WWC or WWC Parent, its financial condition or business, or the transactions contemplated hereby.

            (b) Power and Authority; No Violation. Each of WWC and WWC Parent has full power and authority to execute, deliver and perform its obligations under this Agreement, and to consummate the transactions contemplated hereby. This Agreement and all transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of WWC and WWC Parent and this Agreement constitutes a legal, valid and binding obligation of WWC and WWC Parent enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting or relating to enforcement of creditors' rights generally. Except as described on Exhibit 3.2(b) attached hereof, neither the execution, delivery or performance of this Agreement nor the consummation of the transactions contemplated hereby by either WWC or WWC Parent will, with or without the giving of notice or the passage of time, or both, (i) conflict with, result in a default or loss of rights (or give rise to any right of termination, cancellation or acceleration) under, or result in the creation of any Lien, pursuant to (A) any provision of the certificate of incorporation, by-laws or other constituent documents of WWC or WWC Parent; (B) any material note, bond, indenture, mortgage, deed of trust, contract, agreement, lease or other instrument or obligation to which either WWC or WWC Parent is a party or by which it or its properties or FCC licenses are bound or affected; or (C) any law, order, judgment, ordinance, rule, regulation or decree to which either WWC or WWC Parent is a party or by which it or its property is bound or affected; or
(ii) give rise to any right of first refusal or similar right with respect to any interest in, or any properties or assets of, WWC or WWC Parent. Except as described on Exhibit 3.2(b) attached hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with any governmental or regulatory authority or agency or third party is required to be obtained or made by WWC or WWC Parent in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby in order to (A) render this Agreement or the transactions contemplated hereby valid and effective and (B) enable WWC and WWC Parent to consummate the transactions contemplated hereby.

            (c) Legal Matters. Except as described on Exhibit 3.2(c) attached hereto, there is no claim, legal action, counterclaim, suit, arbitration, governmental investigation or other legal, administrative or tax proceeding, nor any order, writ, injunction, decree or judgment, in progress or pending, or to the knowledge of WWC or WWC Parent threatened, against or relating to WWC, WWC Parent or the Business or the assets used or to be used in connection with the operation of the Business, nor does WWC or WWC Parent know or have reason to be aware of any basis for the same, which would individually or in the aggregate have a material adverse effect on (i) WWC, WWC Parent or the Business or the FCC licenses or the assets used or to be used in connection with the operation of the Business or the ability of the parties hereto to consummate the transactions described herein, (ii) the business or financial condition of WWC or WWC Parent, or (iii) the transactions contemplated by this Agreement. Except as described herein or on Exhibit 3.2(c) attached hereto, there is outstanding no order, writ, injunction, judgment or decree of any court, governmental agency or arbitration tribunal which would individually or in the aggregate have a material adverse effect on WWC's or WWC Parent's obligations hereunder or the transactions contemplated by this Agreement other than orders or decrees involving the wireless telephone industry in general.

            (d) Compliance with Laws. WWC and WWC Parent are in compliance with all applicable laws, regulations and administrative orders of the United States and the states in which WWC or WWC Parent transacts business (including all applicable rules and regulations of the FCC, any state public utilities or public service commission, and any other Federal or state governmental agency or instrumentality exercising jurisdiction over WWC or WWC Parent or their respective properties or businesses), and of each municipality, county or subdivision of any thereof, to which any of its businesses or any of its properties may be subject, the non-compliance with which would have a material adverse effect upon the transactions contemplated hereby. Certification as to compliance with certain specific FCC requirements is contained in Exhibit 3.2(d) attached hereto.

            (e)   Authorizations.

                  (i) WWC Parent has the franchises, licenses, authorizations, consents, permits and approvals of the FCC listed on Exhibit 3.2(e) attached hereto (all such franchises, licenses, authorizations, consents, permits and approvals, as amended to the date hereof, are collectively referred to as the "Authorizations").

                  (ii) The Authorizations are in full force and effect and have not been suspended, modified in any material adverse respect, canceled or revoked. Except as set forth on Exhibit 3.2(c) attached hereto, no event has occurred with respect to any of the Authorizations which permits, or after notice or lapse of time or both would permit, revocation or termination thereof or would result in any other material impairment of the rights of the holder of any such Authorizations. Except as set forth on Exhibits 3.2(c) and 3.2(e) attached hereto, there is not pending as of the date hereof any application, petition, objection or other pleading with the FCC or any public service commission or similar body having jurisdiction or authority over the communications operations of WWC Parent which questions the validity of or contests any Authorization.

                  (iii) Except as set forth on Exhibit 3.2(e) annexed hereto, no permit, consent, approval, authorization, qualification or registration of, or declaration to or filing with, any governmental or regulatory authority or agency is required to be obtained or made by any party hereto in connection with the execution and delivery of this Agreement or with the consummation of the transactions contemplated hereby in order to (A) render this Agreement and the transactions contemplated hereby valid and effective and (B) enable the parties hereto to consummate the transactions contemplated hereby.

                  (iv) The FCC licenses to be contributed by WWC to the Partnership pursuant to Section 3.1(a) of the Limited Partnership Agreement shall be contributed free and clear of all liens and encumbrances (except restrictions imposed on such FCC licenses by the FCC).

            (f) Truth and Correctness. No representation or warranty by WWC or WWC Parent herein, nor any written statement or certificate or other instrument furnished to INS or INS Parent by WWC or WWC Parent pursuant hereto or in connection with the transactions contemplated hereby, including the Exhibits attached hereto, contains any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances under which such statements are made, not misleading.

      3.3 Brokers. On the Closing Date, the Partnership shall pay two hundred thousand ($200,000) dollars cash (the "Fee") to Anderson Pacific Corporation ("APC") and PCM, Inc. ("PCM"). WWC and WWC Parent, jointly and severally, represent and warrant to INS and INS Parent that, with the exception of the Fee, no agent, broker, investment banker, person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of WWC or WWC Parent, and WWC and WWC Parent hereby agree to indemnify and hold harmless INS and INS Parent against and in respect of any claims for brokerage and other commissions relating to such transactions, other than the Fee, based in any way on any arrangements, agreements or understandings made by or on behalf of WWC or WWC Parent. INS and INS Parent, jointly and severally, represent and warrant to WWC and WWC Parent that, with the exception of the Fee, no agent, broker, investment banker, person or firm is or will be entitled to any broker's or finder's fee or any other commission or similar fee directly or indirectly in connection with the transactions contemplated by this Agreement based in any way on any arrangements, agreements or understandings made by or on behalf of INS or INS Parent, and INS and INS Parent hereby agree to indemnify and hold harmless WWC or WWC Parent against and in respect of any claims for brokerage and other commissions relating to such transactions, other than the Fee, based in any way on any arrangements, agreements or understandings made by or on behalf of INS or INS Parent.

                                    ARTICLE 4

                            CONDITIONS TO OBLIGATIONS

      4.1 Conditions to Obligations of WWC and WWC Parent. The obligations of WWC and WWC Parent to perform, fulfill or carry out their agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Closing Date (including the obligation to make the Required Capital Contribution in accordance with the Partnership Agreement) are and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived by WWC and WWC Parent, in their sole discretion, in whole or in part:

            (a) Each of the representations and warranties of INS and INS Parent contained in this Agreement shall be deemed to have been made again at and as of the Closing Date and shall then be true in all material respects, except for changes contemplated by this Agreement. Each of INS and INS Parent shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by INS and INS Parent prior to or at the Closing Date. WWC and

WWC Parent shall have been furnished with a certificate of INS and INS Parent signed by their respective President, Chief Executive Officer or Vice President, dated the Closing Date, certifying to the fulfillment of the foregoing conditions by INS and INS Parent and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Closing Date of the representations and warranties of INS or INS Parent contained herein.

            (b) There shall not then be pending by any third party any suit or proceeding to restrain or invalidate, in whole or in part, this Agreement or the transactions herein contemplated.

            (c) WWC and WWC Parent shall have been furnished with an opinion of Sullivan & Ward, P.C., counsel for INS and INS Parent, dated the Closing Date in the form attached hereto as Exhibit 4.1(c).

            (d) WWC and WWC Parent shall have been furnished with an opinion of Arter & Hadden, FCC counsel for INS and INS Parent, dated the Closing Date in the form attached hereto as Exhibit 4.1(d).

            (e) All consents, approvals and actions of third parties, including all approvals from Federal, state and local authorities (including the FCC and all public service commissions and public utility commissions or comparable bodies exercising jurisdiction over the Partnership, INS, INS Parent, WWC or WWC Parent) as may be required for the consummation of the transactions described herein, as of the Closing Date, shall have been obtained or made pursuant to a Final Order, which consents and approvals shall not contain any conditions or restrictions which, in the case of FCC approvals, are not customary in transactions of this nature, and which in the case of third party consents and approvals, materially adversely affect the Partnership, WWC, WWC Parent or their respective businesses or financial condition, or the consummation of the transactions contemplated hereby.

            (f) INS and INS Parent shall have executed and delivered to WWC and WWC Parent such documents, including the Partnership Agreement and the agreements described in Article 6 hereof, all in form and substance reasonably satisfactory to WWC's and WWC Parent's counsel, as shall be effective to consummate the transactions contemplated hereby.

            (g) INS shall have delivered to the Partnership five million ($5,000,000) dollars and the Letter of Credit as required under the Partnership Agreement.

            (h) No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States which would render the consummation of this Agreement unlawful.

            (i) Each of WWC, WWC Parent and any Affiliate (as hereinafter defined) thereof shall have obtained all required consents under its loan agreements with senior lenders, indentures, and other material agreements to which it is a party or by which it is bound. "Affiliate" means, with respect to any party hereto, any person or entity which is controlled by, controls or is under common control with such party.

            (j) All corporate and other proceedings of each of INS and INS Parent in connection with the transactions contemplated hereby, and all documents and instruments incidental thereto, shall be reasonably satisfactory in form and substance to WWC and WWC Parent, and each of INS and INS Parent shall have delivered to WWC and WWC Parent all such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to WWC and WWC Parent, which WWC or WWC Parent shall have reasonably requested.

      4.2 Conditions to Obligations of INS and INS Parent. The obligations of INS and INS Parent to perform, fulfill or carry out its agreements, undertakings and obligations herein made or expressed to be performed, fulfilled or carried out on the Closing Date (including the obligation to make the Required Capital Contribution in accordance with the Partnership Agreement) is and shall be subject to fulfillment of or compliance with, on or prior to the Closing Date, the following conditions precedent, any of which may be waived by INS and INS Parent in their sole discretion, in whole or in part:

            (a) Each of the representations and warranties of WWC and WWC Parent contained in this Agreement shall be deemed to have been made again at and as of the Closing Date and shall then be true in all material respects, except for changes contemplated by this Agreement. Each of WWC and WWC Parent shall have performed and complied in all material respects with all agreements, covenants and conditions required by this Agreement to be performed or complied with by WWC and WWC Parent prior to or at the Closing Date. INS and INS Parent shall have been furnished with a certificate of WWC and WWC Parent signed by their respective President, Chief Executive Officer and Vice President, dated the Closing Date, certifying to the fulfillment of the foregoing conditions by WWC and WWC Parent and to the truth and correctness in all material respects, except for changes contemplated by this Agreement, as of the Closing Date of the representations and warranties of WWC or WWC Parent contained herein.

            (b) There shall not then be pending by any third party any suit or proceeding to restrain or invalidate, in whole or in part, this Agreement or the transactions herein contemplated.

            (c) INS and INS Parent shall have been furnished with an opinion of Rubin Baum Levin Constant & Friedman, counsel for WWC and WWC Parent, dated the Closing Date, in the form attached hereto as Exhibit 4.2(c).

            (d) INS and INS Parent shall have been furnished with an opinion of Gurman Blask & Freedman, FCC counsel for WWC and WWC Parent, dated the Closing Date, in the form attached hereto as Exhibit 4.2(d).

            (e) All consents, approvals and actions of third parties, including all approvals from Federal, state and local authorities (including the FCC and all public service commissions and public utility commissions or comparable bodies exercising jurisdiction over the Partnership, INS, INS Parent, WWC or WWC Parent) as may be required for the consummation of the transactions described herein, as of the Closing Date, shall have been obtained or made pursuant to a Final Order, which consents and approvals shall not contain any conditions or restrictions which, in the case of FCC approvals, are not customary in transactions of this nature, and which in the case of third party consents and approvals, materially adversely affect the Partnership, INS, INS Parent or their respective businesses or financial condition, or the consummation of the transactions contemplated hereby.

            (f) WWC and WWC Parent shall have executed and delivered to INS and INS Parent such documents, including the Partnership Agreement and the agreements described in Article 6 hereof, all in form and substance reasonably satisfactory to INS's and INS Parent's counsel, as shall be effective to consummate the transactions contemplated hereby.

            (g) WWC Parent shall have assigned to the Partnership all rights to the Authorizations as required under the Partnership Agreement.

            (h) No statute, rule or regulation shall have been enacted by any state or Federal government or governmental agency in the United States which would render the consummation of this Agreement unlawful.

            (i) The approval of INS Parent's loan application to RTFC shall have been obtained.

            (j) All corporate and other proceedings of each of WWC and WWC Parent in connection with the transactions contemplated hereby, and all documents and instruments incidental thereto, shall be reasonably satisfactory in form and substance to INS and INS Parent, and each of WWC and WWC Parent shall have delivered to INS and INS Parent all such receipts, documents, instruments and certificates, in form and substance reasonably satisfactory to INS and INS Parent, which INS or INS Parent shall have reasonably requested.


                                    ARTICLE 5

                               SURVIVAL; INDEMNITY

      5.1 Survival of Representations and Warranties. Notwithstanding any investigation or review made at any time by or on behalf of any party hereto, all representations and warranties contained in this Agreement or in the Exhibits attached hereto or in any of the agreements, certificates or instruments delivered in connection herewith shall survive the Closing Date for a period of eighteen (18) months after the Closing Date (the "Indemnification Period") and shall thereupon expire together with any right to indemnification with respect to such representations and warranties (except to the extent a written notice asserting a claim for breach of any such representation or warranty shall have been given prior to the termination of the Indemnification Period to the party which made such representation or warranty).

      5.2 INS and INS Parent's Indemnity. During the Indemnification Period (or thereafter solely with respect to any claim for which indemnification has been made prior to the expiration of the Indemnification Period), in addition to any other indemnification provided for under this Agreement, each of INS and INS Parent shall, jointly and severally, indemnify and hold harmless WWC, WWC Parent and their respective Affiliates from and against any and all demands, claims, losses, liabilities, actions or causes of action, assessments, actual damages (but excluding consequential damages), fines, taxes (including excise and penalty taxes), penalties, costs and expenses (including interest, expenses of investigation, reasonable fees and disbursements of counsel, accountants and other experts (whether such reasonable fees and disbursements of counsel, accountants and other experts relate to claims, actions or causes of action asserted by WWC, WWC Parent or their respective Affiliates against INS or INS Parent or asserted by third parties)) (collectively "Losses") incurred or suffered by WWC, WWC Parent and their respective Affiliates and their respective officers, directors, partners, employees, stockholders, agents and representatives arising out of, resulting from, or relating to:

            (a) any breach of any of the representations or warranties made by INS or INS Parent in this Agreement, in the Partnership Agreement, or in any agreement, certificate, Exhibit or other instrument delivered by INS or INS Parent pursuant to this Agreement; and

            (b) any failure by INS or INS Parent to perform any of its covenants or agreements contained in this Agreement, in the Partnership Agreement or in any agreement, certificate or other instrument delivered by INS or INS Parent pursuant to this Agreement.

      5.3 WWC and WWC Parent's Indemnity. During the Indemnification Period (or thereafter solely with respect to any claim for which indemnification has been made prior to expiration of the Indemnification Period), in addition to any other indemnification provided for under this Agreement, each of WWC and WWC Parent shall, jointly and severally, indemnify and hold harmless INS, INS Parent and their respective Affiliates from and against any and all Losses (as defined in Section 5.2, except that reasonable fees and disbursements of counsel, accountants and other experts shall be included whether they relate to claims, actions or causes of action asserted by INS, INS Parent or their respective Affiliates against WWC or WWC Parent or asserted by third parties) incurred or suffered by INS, INS Parent and their respective Affiliates and their respective officers, directors, partners, employees, stockholders, agents and representatives arising out of, resulting from, or relating to:

            (a) any breach of any of the representations or warranties made by WWC or WWC Parent in this Agreement, in the Partnership Agreement, or in any agreement, certificate,

Exhibit or other instrument delivered by WWC or WWC Parent pursuant to this Agreement; and

            (b) any failure by WWC or WWC Parent to perform any of its covenants or agreements contained in this Agreement, in the Partnership Agreement or in any agreement, certificate or other instrument delivered by WWC or WWC Parent pursuant to this Agreement.

      5.4   Procedure.

            (a) In the event that any party hereto shall sustain or incur any Losses in respect of which indemnification may be sought by such party pursuant to this Article 5, the party seeking such indemnification (the "Indemnitee") shall assert a claim for indemnification by giving prompt (in the event of claims arising by reason of the commencement of litigation against an Indemnitee by third parties, in no event later than ten (10) days after service of process, which process expressly indicates a claim for which Indemnitor (as hereinafter defined) may be liable) written notice thereof (the "Notice"), which shall describe in reasonable detail the facts and circumstances upon which the asserted claim for indemnification is based, to the party providing indemnification (the "Indemnitor") and shall thereafter keep the Indemnitor reasonably informed with respect thereto; provided, however, that failure of the Indemnitee to give the Indemnitor prompt notice as provided herein shall not relieve the Indemnitor of any of its obligations hereunder, except to the extent that the Indemnitor is materially prejudiced by such failure. In case any third party claim, action or proceeding (a "Claim") is brought against any Indemnitee, the Indemnitor shall have the right to assume, conduct and control the defense, compromise or settlement thereof, by written notice to the Indemnitee of its intention to do so within thirty (30) days after receipt of the Notice, with counsel reasonably satisfactory to the Indemnitee, at the Indemnitor's own expense, and thereupon to prosecute in the name and on behalf of the Indemnitee any available cross-claims, counter-claims or third-party claims arising with respect to the Claim. If the Indemnitor shall assume the defense of such Claim, it shall not settle such Claim unless such settlement includes as an unconditional term thereof the giving by the claimant or the plaintiff of a release of the Indemnitee, reasonably satisfactory to the Indemnitee, from all liability with respect to such Claim. As long as the Indemnitor is contesting any such Claim in good faith and on a timely basis, the Indemnitee shall not pay or settle any such Claim. Notwithstanding the assumption by the Indemnitor of the defense of any Claim as provided in this Section 5.4(a) and without limiting the Indemnitor's right to assume, conduct and control the defense, compromise or settlement thereof, the Indemnitee shall be permitted to join in the defense of such Claim and to employ counsel at its own expense.

            (b) If the Indemnitor shall fail to notify the Indemnitee of its desire to assume the defense of any such Claim within the prescribed thirty (30) day period set forth in Section 5.4(a) hereof, or shall notify the Indemnitee that it will not assume the defense of any such Claim, then the Indemnitee may assume the defense of any such Claim, in which event it may do so in such manner as it may deem appropriate, and the Indemnitor shall be bound by any determinations made in any litigation with respect to such Claim or any settlement thereof effected by the Indemnitee; provided, however, that any such determinations or settlement shall not affect the right of the Indemnitor to dispute the Indemnitee's claim for indemnification. The failure of the Indemnitor to assume the defense of any Claim shall not be deemed a concession by Indemnitor that it is required to indemnify the Indemnitee for the subject matter of such Claim.

            (c) Amounts payable by the Indemnitor to the Indemnitee in respect of any Losses for which any party is entitled to indemnification hereunder shall be payable by the Indemnitor as incurred by the Indemnitee.

      5.5 Indemnification Payments in Cash. All payments by any party hereto in respect of any indemnification obligation hereunder shall be made by such party in cash.

      5.6 Investigations; Waivers. The survival periods and rights to indemnification provided for in this Article 5 shall remain in effect notwithstanding any investigation at any time by or on behalf of any party hereto or any waiver by any party hereto of any condition to such party's obligations to consummate the transactions contemplated hereby.

      5.7 Indemnity Sole Remedy. In the absence of fraud or of a suit seeking specific performance as contemplated by this Agreement, the remedies provided to the parties hereto of this Article 5 shall after the Closing Date be in lieu of any other remedies to which the respective party is entitled at law or in equity for any breach or noncompliance by a party with the provisions of this Agreement.

                                    ARTICLE 6

                                OTHER AGREEMENTS

      6.1 Roaming Agreement. On the Closing Date, WWC Parent and the Partnership shall enter into a roaming agreement to be negotiated in good faith between the parties within ninety (90) days after the date hereof.

      6.2 Other Operating Agreements. WWC Parent and the Partnership shall negotiate in good faith a services agreement containing, among other provisions, provisions relating to the use of the VoiceStream brand name, switching, billing and customer care; provided, however, that the execution of such an agreement shall not be a condition to any of the obligations of the parties hereunder and neither party shall have any liabilities to the other as a result of any failure to reach agreement on the terms of such an agreement.

      6.3 Spectrum Call and Put Option. On the Closing Date, WWC Parent and the Partnership shall enter into an agreement, to be negotiated in good faith between the parties within ninety (90) days after the date hereof, pursuant to the terms of which the Partnership shall have the right, under certain circumstances, to purchase the Additional Spectrum (as defined in the Partnership Agreement) upon the terms and conditions set forth therein, and WWC Parent shall have the right to cause the Partnership to purchase the Additional Spectrum and/or the Des Moines BTA Counties Spectrum (as defined in the Partnership Agreement) upon the terms and conditions set forth therein.

                                    ARTICLE 7

                                  MISCELLANEOUS

      7.1 Expenses. Each party hereto shall bear its own expenses incident to the negotiation, preparation, authorization and consummation of this Agreement and the transactions contemplated hereby, including all fees and expenses of its counsel and accountants, whether or not such transactions are consummated.

      7.2 Equitable Remedies. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with the specific terms of the provisions or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, this being in addition to any other remedy to which they are entitled at law or in equity. Each party agrees that it will not assert, as a defense against a claim for specific performance, that the party seeking specific performance has an adequate remedy at law.

      7.3 Notices. All notices, claims and other communications hereunder shall be in writing and shall be made by hand delivery, registered or certified mail (postage prepaid, return receipt requested), facsimile, or overnight air courier guaranteeing next day delivery (a) if to WWC or WWC Parent, to it at Western Wireless Corporation, 2001 NW Sammamish Road, Issaquah, Washington 98027, Attention: General Counsel (Fax No. 206-313-7731), with a copy (which shall not constitute notice) to Rubin Baum Levin Constant & Friedman, 30 Rockefeller Plaza, New York, New York 10112, Attention: Barry A. Adelman, Esq. (Fax No. 212-698-7825), or (b) if to INS and INS Parent, to it at 4201 Corporate Drive, West Des Moines, Iowa 50266, Attention: Charles Scott, Chief Executive Officer (Fax No. 515-830-0123), with a copy (which shall not constitute notice) to Sullivan & Ward, P.C., 801 Grand Avenue, Suite 3500, Des Moines, Iowa 50309-2719, Attention: Michael P. Joynt, Esq. (Fax No.: 515-244-3599), or at such other address as any party may from time to time furnish to the other parties by a notice given in accordance with the provisions of this Section 7.3 All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; five (5) Business Days after being deposited in the mail, first class postage prepaid, return receipt requested, if mailed; when receipt confirmed, if sent by facsimile; and the next Business Day after timely delivery to the courier, if sent by an overnight air courier service guaranteeing next day delivery.

      7.4 Entire Agreement. This Agreement, together with the Exhibits attached hereto, contains the entire understanding among the parties hereto concerning the subject matter hereof and may not be changed, modified, altered or terminated except by an agreement in writing executed by the parties hereto. Any waiver by any party of any of its rights under this Agreement or of any breach of this Agreement shall not constitute a waiver of any other rights or of any other or future breach.

      7.5 Remedies Cumulative. Except as otherwise provided herein, each and all of the rights and remedies provided in this Agreement, and each and all of the rights and remedies allowed at law and in equity in like case, shall be cumulative, and the exercise of one right or remedy shall not be exclusive of the right to exercise or resort to any and all other rights or remedies provided in this Agreement or at law or in equity.

      7.6 Governing Law. This Agreement shall be construed in accordance with and subject to the laws and decisions of the State of Delaware applicable to contracts made and to be performed entirely therein.

      7.7 Counterparts. This Agreement may be executed in several counterparts hereof, and by the different parties hereto on separate counterparts hereof, each of which shall be an original; but such counterparts shall together constitute one and the same instrument.

      7.8 Waivers. No provision in this Agreement shall be deemed waived by course of conduct, unless such waiver is in writing signed by the parties and stating specifically that it was intended to modify this Agreement.

      7.9 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns. Except for assignments to affiliates of a party, neither party hereto shall have the right to assign any of its rights or obligations under this Agreement, without the prior written consent of the other party.

      7.10 Further Assurances. Each of WWC and WWC Parent shall, at the request of INS or INS Parent, and each of INS and INS Parent shall, at the request of WWC or WWC Parent, from time to time, execute and deliver such other assignments, transfers, conveyances and other instruments and documents and do and perform such other acts and things as may be reasonably necessary or desirable for effecting complete consummation of this Agreement and the transactions herein contemplated.

      7.11  Disclosures.

            (a) Each of WWC, WWC Parent, INS and INS Parent acknowledges and confirms in connection with the negotiation of this Agreement and the execution hereof, during the period from the date hereof through the Closing Date, that the parties hereto will have furnished to one another certain materials, information, data and other documentation ("Disclosures") concerning their business, financial condition and operations which are proprietary and confidential. Each party acknowledges the party disclosing such Disclosures considers them secret and confidential and asserts a proprietary interest therein. Accordingly, each of WWC, WWC Parent, INS and INS Parent covenants and agrees that it shall maintain all Disclosures made by another party in strict confidence and shall not use such Disclosures for its own benefit or disclose them to third parties, except to its agents, representatives, bankers, investment bankers, counsel and employees involved in evaluating the transactions contemplated by this Agreement, its partners (and the partners or other security holders thereof) or as otherwise required by law.

            (b) No public announcement by any party hereto with regard to the transactions contemplated hereby or the material terms hereof shall be issued by any party hereto without the prior consent of the other party, except in the event the parties are unable to agree on a press release and legal counsel for one party is of the opinion that such press release is required by law and such party furnishes the other parties a written opinion of outside legal counsel, or other counsel reasonably acceptable to the party being furnished such opinion, to that effect, then such party may issue the legally required press release.

            (c) This Agreement shall not restrict any party hereto from using information already known to it, to which it is entitled under existing agreements, or information generally in the public domain or any information coming into its possession after it becomes public knowledge unless it became public knowledge through a breach of this Agreement.

      7.12  Termination.

            (a) This Agreement may be terminated and the transactions contemplated hereby may be abandoned, without further obligation of WWC, WWC Parent, INS or INS Parent, at any time prior to the Closing Date as follows:

                  (i) by mutual written consent duly authorized by the boards of directors of WWC, WWC Parent, INS and INS Parent; or

                  (ii) by any party if the Closing Date shall not have occurred on or before the first anniversary of the date hereof; provided, however, that the party exercising such right has not failed to satisfy the conditions to the transactions contemplated hereby or is not otherwise in default of its obligations under this Agreement in a manner which results in the failure to satisfy the conditions to the transactions contemplated hereby of the other parties; or

                  (iii) by any party if the consummation of the transactions contemplated hereby shall be prohibited by a final, non-appealable order, decree or injunction of a court of competent jurisdiction.

            (b) In the event of a termination of this Agreement, no party hereto shall have any liability or further obligation to any other party to this Agreement except that nothing herein will relieve any party from liability for any breach of this Agreement.

      7.13 Amendment. This Agreement may be amended only in writing by an instrument signed by all of the parties hereto.

      7.14 Definitions; etc. Unless the context otherwise requires, the terms defined in any Section of this Agreement shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement unless otherwise indicated. Whenever the words "include", "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders wherever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise. Capitalized terms used herein which are not defined herein shall have the meaning set forth in the Partnership Agreement unless the context otherwise requires.

      IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                         WESTERN PCS I IOWA CORPORATION

                         By:  s/Cregg B. Baumbaugh
                             ---------------------------------------------------
                             Name:  Cregg B. Baumbaugh
                             Title:  Senior Vice President/Corporate Development

                         INS WIRELESS, INC.

                         By:  s/Robert A. Halford
                             ---------------------------------------------------
                             Name: Robert A. Halford
                             Title: President

                         WESTERN PCS I CORPORATION

                         By:  s/Cregg B. Baumbaugh
                             ---------------------------------------------------
                             Name:  Cregg B. Baumbaugh
                             Title:  Senior Vice President/Corporate Development

                         IOWA NETWORK SERVICES, INC.


                         By:  s/Robert A. Halford
                             ---------------------------------------------------
                             Name: Robert A. Halford
                             Title: President


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